UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: October 1, 2008 (Date of earliest event reported): April 17, 2008

UTEK CORPORATION

(Exact name of registrant as specified in charter)

Delaware	814-00203	59-3603677
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2109 Palm Avenue

Tampa, FL 33605

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 754-4330

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

This Form 8-K/A is filed as an amendment (Amendment No. 2) to the Current Report on Form 8-K and the Current Report on Form 8-K/A filed by UTEK Corporation under Items 2.01 and 9.01 on April 17, 2008 and June 27, 2008, respectively. Amendment No. 2 is being filed to include the financial information required under Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of Strategos, Inc. for the year ended December 31, 2007 and the three months ended March 31, 2008 are filed as Exhibit 99.1 and 99.2, respectively, to this Amendment No.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information with respect to UTEK Corporation’s acquisition of Strategos, Inc. is filed as Exhibit 99.3 to this Amendment No. 2 and incorporated herein by reference.

Exhibit No.	Description
99.1	Audited financial statements of Strategos, Inc. as of and for the year ended December 31, 2007.

99.2	Unaudited financial statements of Strategos, Inc. as of and for the three months ended March 31, 2008.

99.3	Unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2008 and for the year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTEK CORPORATION

Date: October 1, 2008	By:	/s/ Carole R. Wright
	Name:	Carole R. Wright
	Title:	Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description
99.1	Audited financial statements of Strategos, Inc. as of and for the year ended December 31, 2007.

99.2	Unaudited financial statements of Strategos, Inc. as of and for the three months ended March 31, 2008.

99.3	Unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2008 and for the year ended December 31, 2007.